Exhibit 10.15
Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.
SUPPLY AGREEMENT
This SUPPLY AGREEMENT (this “Agreement”) is entered into as of October 26, 2015 (the “Effective Date”) by and between SGI-DNA, Inc. a Delaware corporation having a principal address of 11099 North Torrey Pines Road, La Jolla, CA 92037 (the “SGI-DNA”) and Integrated DNA Technologies, Inc., a Delaware corporation having a principal address of 1710 Commercial Park, Coralville, Iowa, 52241 (“IDT”). Each of IDT and SGI-DNA is sometimes referred to individually herein as a “Party” and collectively as the “Parties”.
WHEREAS, SGI-DNA is engaged in the business of providing synthetic biology products and services; and
WHEREAS, IDT manufactures and sells oligonucleotides that can be used as reagents in SGI-DNA and its Affiliates’ research and commercial operations; and
WHEREAS, SGI-DNA has requested IDT to supply Products to SGI-DNA and its Affiliates on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the Parties, the Parties hereby agree as follows.
1.DEFINITIONS
Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.
1.1“Affiliate” shall mean any corporation, firm, partnership or other entity which directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. For purposes of this definition, “control” shall mean ownership, directly or through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity.
1.2“Confidential Information” shall mean, with respect to a Party (the “Receiving Party”) (i) all information (including but not limited to information about any element of the technology or business of the other Party) which is disclosed pursuant to this Agreement, whether in writing and marked as confidential at the time of disclosure to the Receiving Party or customarily considered to be confidential information or by oral disclosure reduced to a writing in English, by the other Party (the “Disclosing Party”) to the Receiving Party or to any of its employees, consultants or Affiliates and (ii) all its proprietary intellectual property and related data and information developed in connection herewith, except to the extent that such information (a) as of the date of disclosure is demonstrably known to, or in the possession of, the Receiving Party or its Affiliates, as shown by written documentation, other than by virtue of a prior confidential disclosure by the Disclosing Party or its Affiliates; (b) as of the date of disclosure is in, or subsequently enters, the public domain, through no fault or omission of the Receiving

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.
Party; (c) as of the date of disclosure or thereafter is obtained by the Receiving Party from a Third Party free from any obligation of confidentiality to the Disclosing Party and rightfully in possession of such information; (d) is independently developed by or for the Receiving Party or its Affiliates without reference to or in reliance upon any of the foregoing information as demonstrated by competent written records or (e) must legally be disclosed according to applicable laws and regulations; provided, however, that the Receiving Party first provides written notice to and reasonably cooperates with the Disclosing Party to enable the Disclosing Party to seek a protective order or otherwise take lawful measures to prevent or limit disclosure of such information.
1.3“Products” shall mean the products set forth on Exhibit A hereto, as may be amended by the Parties from time to time, provided that any new Product can and will be added to Exhibit A only after the mutual agreement of the parties of the corresponding Product Requirements.
1.4“Product Requirements” shall mean, with respect to a Product, the relevant Specifications (set forth in Exhibit B), instructions of SGI-DNA current and agreed standard operating procedures, applicable law, and any relevant warranties hereunder.
1.5“Term” shall have the meaning set forth in Section 6.1.
1.6SUPPLY OF PRODUCTS
2.1Terms of Sale. Subject to the terms and conditions contained herein, IDT hereby agrees to sell to SGI-DNA and any of its Affiliates, and SGI-DNA and any of its Affilates hereby agree to purchase from IDT, Products on the terms provided herein.
2.2Supply Obligations for Products.
2.2.1Product Supply. Beginning on the Effective Date, IDT shall supply and deliver Products to SGI-DNA or any of its Affiliates, pursuant to purchase order(s) issued by SGI-DNA or any of its Affiliates and received by IDT, on the terms and conditions set forth in this Agreement.
2.2.2Forecasts. On at least a quarterly basis, SGI-DNA will provide a reasonable, good faith forecast of the Products to be supplied by IDT. The forecasts shall include a two-quarter rolling projection of product demand; the subsequent quarter of such forecast will be for planning purposes only, and shall not constitute a firm commitment to issue any purchase orders.
2.2.3Order Placement. Subject to the exceptions set forth herein, or as provided for in a separate written agreement, SGI-DNA shall submit all orders for IDT Products using IDT’s website. SGI-DNA acknowledges that IDT’s agreement to this Agreement is predicated in part on the efficient transfer of orders from the SGI-DNA to IDT using the website. As an exception to use of the IDT website, IDT will accept orders via e-mail (and prefers e-mail orders that use IDT’ s e-mail order templates) from SGI-DNA in the following limited circumstances: (i) for any order for IDT Products requiring delivery in plates; (ii) for any order of products not supported by IDT’s website; and (iii) during any IDT website

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.
service interruption. SGI-DNA agrees to provide IDT with specific shipping and delivery turnaround times for IDT Products.
2.2.4Default Manufacturing Rules. Unless otherwise specified in SGI’s purchase order designations, and provided such designations are consistent with capacity allocations stated in Exhibit A, IDT will at its reasonable discretion: (a) locate the manufacture of Products at the manufacturing locations of its choosing, including without limitation its headquarters in Coralville, Iowa; its West Coast Operation in San Diego, its European manufacturing facility in Leuven, Belgium, or its Asian manufacturing facility in Singapore, and (b) select the appropriate synthesis scales and cycles, processing conditions, and the preparative purification and quantification techniques necessary to make Products to the delivered specifications supplied by SGI-DNA. IDT shall at all times maintain a laboratory information management system that can identify for each Product made pursuant to this Agreement, the methods of manufacture, including the method of assessing purity, and the location of manufacture.
2.3Purchase Orders. All of SGI-DNA’ s orders of Product shall be made pursuant to a written purchase order in a form mutually acceptable to the Parties and shall provide for shipment in compliance with Section 2.4. SGI-DNA shall place its firm order with IDT, setting forth delivery dates and shipping instructions with respect to each shipment of Product. IDT shall accept such orders from SGI-DNA, subject to the remaining terms and conditions of this Agreement and IDT shall use reasonable commercial efforts to deliver such quantities of Product on the specified delivery dates.
2.4Shipment; Delivery. All Products delivered pursuant to the terms of this Agreement shall be suitably packed for shipment in IDT’ s standard containers, marked for shipment to the destination point indicated in SGI-DNA’ s purchase order. Product shall be shipped FCA, or as the Parties may mutually agree in writing for any particular order. IDT shall (a) include the following information with each shipment of the Product to SGI-DNA: (i) SGI-DNA purchase order number; (ii) IDT product number/sales order number; (iii) quantity; (iv) IDT lot number; and (v) certificate of compliance and inspection, and (b) mail or email SGI-DNA copies of each invoice and shipping information within 1 business day of shipment, and whenever possible prior to delivery of Products to SGI-DNA. With each shipment of Product, IDT shall furnish one copy of a certificate of analysis accompanied by the packing slip, and a Material Safety Data Sheet, if applicable.
2.5Inspection and Rejection. In the event that any Product shipment fails to comply with the Product Requirements (set forth on Exhibit B) at the time of shipment to SGI-DNA or in the event that any Product shipment contains physical defects or is short with respect to the order, SGI-DNA shall notify IDT in writing within such ninety (90) day period. IDT shall, at its sole cost deliver replacement quantities of such Products to SGI-DNA or make up the shortage, as the case may be, as soon as practicable and in any event on or before fourteen (14) days after the date of receipt of such notice by SGI-DNA.
2.6Changes to Product. In the event IDT proposes making any material changes in the manufacturing process or in the materials pertaining to the Product (including changes in manufacturing or quality control procedures, controls, standards, equipment,

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.
specifications, grade or vendor or materials) or any changes that would change or otherwise affect the Specifications, IDT shall, whenever commercially practicable give SGI-DNA at least ninety (90) days’ prior written notice of the proposed change.
2.7Failure to Supply. IDT shall inform SGI-DNA promptly of any problems with Third Party suppliers or problems of IDT, in each case with respect to the manufacture or supply of the Products. In the event that IDT is unable, or notifies SG1-DNA that it is unable, for any reason (except for events of Force Majeure) to supply quantities of the Products pursuant to confirmed purchase orders in accordance with Section 2.3, IDT shall inform SGI-DNA promptly. The Parties will develop in good faith a plan to address the supply interruption.
3.PREPAYMENT, CREDIT, PRICING AND PAYMENT
3.1Prices for Products. The prices (“Prices”) for Products sold to SGI-DNA under this Agreement are set forth on Exhibit A attached hereto.
3.2Invoicing and Payment. IDT will invoice SGI-DNA (i) with respect to purchases of Product, for the amount (based on the Price specified in Section 3.1) for each order of Products on the date of delivery of that order to the common carrier. Invoiced amounts not subject to a bona fide dispute shall be due and payable by SGI-DNA thirty (30) days after SGI-DNA’ s receipt of a valid invoice.
3.3Taxes. All amounts payable by SGI-DNA hereunder are inclusive of insurance, transportation costs, import duties, sales and excise taxes, VAT and other taxes imposed by any government authority.
3.4Shipping. SGI-DNA shall pay IDT for packing, handling, freight (shipping), insurance, and related charges at rates and in amounts reflecting IDT’s corresponding costs, which costs will vary with the weight and volume of products and the conditions of shipment, and on other factors. These additional charges shall be set forth with specificity on IDT’s invoices to SGI-DNA.
4.TREATMENT OF CONFIDENTIAL INFORMATION
4.1Confidentiality.
4.1.1Confidentiality Obligations. SGI-DNA and IDT each recognize that the Confidential Information of the other Party constitutes highly valuable and proprietary confidential information. SGI-DNA and IDT each agree that during the Term of this Agreement and for seven (7) years thereafter, it will keep confidential, and will cause its employees, consultants and Affiliates to keep confidential, all of the Confidential Information of the other Party. Neither SGI-DNA nor IDT nor any of their respective employees, consultants or Affiliates shall use the Confidential Information for any purpose except as expressly permitted in this Agreement.
4.1.2Limited Disclosure of Confidential Information. SGI-DNA and IDT each agree that any disclosure of the Confidential Information to any of its employees, consultants or Affiliates shall be made only if and to the extent necessary to carry

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.
out its rights and responsibilities under this Agreement, shall be limited to the maximum extent possible consistent with such rights and responsibilities and shall only be made to persons who are bound by written confidentiality obligations to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement. SGI-DNA and IDT each agree not to disclose the Confidential Information to any Third Party under any circumstance without the prior written approval from the other Party, except as otherwise required by law, and except as otherwise expressly permitted by this Agreement. Each Party shall take such action, and shall cause its Affiliates to take such action, to preserve the confidentiality of the Confidential Information as it would customarily take to preserve the confidentiality of its own confidential materials, and in no event, less than reasonable and prudent care. Each Party, upon the other’s request, will return all the Confidential Information disclosed to it by the other Party pursuant to this Agreement, including all copies and extracts of documents, within sixty (60) days of the request following the termination of this Agreement; provided, that, a Party may retain Confidential Information of the other Party relating to any license or right to use technology which survives such termination and one copy of all other Confidential Information may be retained in inactive archives solely for the purpose of establishing the contents thereof.
5.INTELLECTUAL PROPERTY
5.1IDT Intellectual Property. All trade secrets (and data, information, reports and any and all documentation relating thereto), which have been independently developed, generated or derived, directly or indirectly by IDT relating to the process for manufacturing Products (“IDT Intellectual Property”) are and shall remain the sole property of IDT.
5.2SGI-DNA Intellectual Property. All intellectual property, data, information, reports and any and all related documentation, which are developed, generated or derived, directly or indirectly by SGI-DNA relating to the use of Products (“SGI-DNA Intellectual Property”) are and shall remain the sole property of SGI-DNA and SGI-DNA shall have the right to use the same without restriction.
5.3Assignment. With respect to all SGI-DNA Intellectual Property, IDT agrees to execute documents evidencing the rights set forth in this Section; and upon the request of SGI-DNA and at the sole expense, discretion and exclusive control of SGI-DNA, to assist and cooperate with SGI-DNA in applying for, letters patent or like corresponding legal protection of any of the foregoing in the United States and all foreign countries (and for any extension, continuation, validation, reissue or renewal thereof).
5.4Trademark and Copyright Use. IDT understands and agrees that use of SGI-DNA trademarks in connection with the Products shall not create any right, title, or interest, in or to the trademarks, and that all uses and goodwill associated with SGI-DNA trademarks will inure to the benefit of SGI-DNA. IDT shall not register nor attempt to register, nor aid any third party in the foreign registration of any trademarks used by SGI-DNA in connection with Products. IDT shall not publish any structural or formula information for Products supplied under this Agreement, without written permission from SGI-DNA. Technical documents and publications created and supplied by SGI-DNA are protected

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.
by copyright. IDT shall not duplicate or distribute such publications in whole or in part, or modify any such publication, without the express written permission of SGI-DNA.
5.5Enforcement. SGI-DNA shall have the right but not the obligation to prosecute third parties for the infringing use of SGI-DNA’s trademarks, copyrights and patents (including SGI-DNA Intellectual Property and Developed Intellectual Property) or other rights relating to Products. IDT shall provide SGI-DNA all requested information by SGI-DNA related to such infringement and reasonably cooperate with SGI-DNA in connection with such matters.
6.TERM; TERMINATION
6.1Term. This Agreement shall commence on the Effective Date and continue for a period of five (5) years, unless earlier terminated as set forth in this Section 6 (the “Term”). The agreement will automatically renew for consecutive one (1) year terms unless a cancellation notice is given 90 days before the end of the 5 year initial term, or before anniversaries of the Effective Date thereafter.
6.2Termination.
6.2.1Termination for Breach. In the event that a Party breaches any material term of this Agreement, the other Party shall have the right to terminate this Agreement by giving forty-five (45) days’ written notice to the breaching Party; provided, however, that in the case of a breach capable of being cured, if the breaching Party cures such breach within the relevant notice period, then the notice shall not be effective.
6.2.2Termination for Bankruptcy. In the event that either Party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within ninety (90) days of such action, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.
6.3Effect of Termination. Upon expiration or termination of this Agreement for any reason (a) each Party shall, except as otherwise provided in this Agreement, return or destroy all Confidential Information of the other Party; provided, that, each Party may retain one copy for archival purposes solely to confirm compliance with this Section 6.3; (b) except for a termination for failure of SGI-DNA to pay, SGI-DNA’ s orders for Products received by IDT prior to the effective date of termination shall be fulfilled in accordance with their terms and the terms and conditions of this Agreement; and (c) SGI-DNA shall pay all amounts due IDT in accordance with this Agreement for all Products delivered through the date of such termination.
6.4Surviving Provisions. Termination of this Agreement for any reason shall be without prejudice to rights which expressly survive termination in accordance with the terms of this Agreement, including without limitation, the rights and obligations of the Parties provided in Sections 4 and 5, all of which shall survive such termination.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.
7.REPRESENTATIONS AND WARRANTIES
7.1Mutual Representations and Warranties. SGI-DNA and IDT each represents and warrants to the other as follows:
7.1.1Organization. It is a corporation duly organized, validly existing and is in good standing under the laws of the jurisdiction of organization, is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the performance of its obligations hereunder requires such qualification and has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.
7.1.2Authorization. The execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of its stockholders or (b) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or any provision of its charter documents.
7.1.3No Inconsistent Obligation. It is not under any obligation to any person, or entity, contractual or otherwise, that is conflicting or inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations.
7.2Further Representations, Warranties and Covenants of IDT.
7.2.1No Defects. IDT hereby represents and warrants that all deliverables hereunder, including Product, shall be free of material workmanship or factory defects and compliant with the specifications provided in Exhibit B.
7.2.2Product Requirements and Title.
(a)All Products supplied to SGI-DNA hereunder will comply with all Product Requirements at the time of transfer to the agreed upon carrier for shipment to SGI-DNA.
(b)Title to all Products shall pass to SGI-DNA in accordance with Section 2.4, concurrently with risk of loss, free and clear of all security interests, liens and other encumbrances.
7.2.3Reselling by IDT. In situations when IDT provides Products manufactured by a third party, IDT represents and warrants that it has the requisite approvals and authority from such third party manufacturer to resell Products to SGI-DNA. IDT further represents and warrants that in so reselling Products to SGI-DNA, IDT is not infringing upon any rights of such third party manufacturer nor breaching any contractual right running to such third party manufacturer.
7.2.4Experience/Facilities/Timeliness. IDT, its employees and agents, have and will continue to have the knowledge, experience, facilities, equipment and skill to

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.
fulfill, and will fulfill, its obligations hereunder in a professional and timely manner.
7.2.5Information. IDT shall provide to SGI-DNA copies of all relevant Product information in IDT’s control upon the request of SGI-DNA within fourteen (14) days of such request. SGI-DNA may utilize such information in any way it deems legally appropriate.
7.2.6Books and Records. IDT shall maintain true and accurate books, records, test data, reports, and all other information relating to its obligations performed under this Agreement, including all information required to be maintained by applicable laws.
8.INSURANCE.
8.1IDT shall secure and maintain in full force and effect throughout the term of this Agreement policies of insurance for (a) workmen’s compensation, (b) general liability, (c) automobile liability, (d) product liability and (e) business interruption having policy limits, deductibles and other terms appropriate to the conduct of IDT’s business in IDT’s reasonable judgment.
9.WARRANTY.
9.1IDT warrants to SGI-DNA that the Products will conform to the applicable Specifications and shall be otherwise free of physical defects. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IDT DOES NOT WARRANT THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PRODUCTS.
10.INDEMNIFICATION.
10.1IDT shall indemnify, defend and hold harmless SGI-DNA from and against all damages based upon or arising out of physical defects or nonconformance to Product Requirements.
10.2SGI-DNA shall indemnify, defend and hold harmless the IDT from and against any and all damages based upon or arising out of SGI-DNA’s or its assignee’s, import, sale or use of the Products except to the extent that such damages relate to or arise from physical defects or nonconformance to Product Requirements.
11.LIMITED LIABILITY.
EXCEPT IN CONNECTION WITH SECTION 4 (CONFIDENTIALITY) OR AMOUNTS PAYABLE UNDER SECTION 9 (WARRANTY) OR SECTION 10 (INDEMNITY) OF THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY, OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY PUNITIVE, MULTIPLE, OR EXEMPLARY DAMAGES, OR LOST PROFITS.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.
12.MISCELLANEOUS
12.1Notices. All notices shall be in writing and delivered in person or via reputable overnight courier and addressed as follows:
If to SGI-DNA:
SGI-DNA, Inc.
11149 North Torrey Pines Road
La Jolla, CA 92037
Attn: Legal Department
If to IDT:
Integrated DNA Technologies, Inc.
1710 Commercial Park
Coralville, IA 52241
Attn: General Counsel
All notices shall be deemed delivered on receipt by addressee.
12.2Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the application of principles of conflicts of law. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.
12.3Amendment; Waiver. This Agreement may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party or Parties waiving compliance.
12.4Force Majeure. Neither IDT nor SGI-DNA shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any other causes beyond the reasonable control of IDT or SGI-DNA (a “Force Majeure”) including any act of God or the elements, fire, flood, epidemic, quarantine restriction, war, terrorism, break down, accident to machinery, acts of civil or military authority, any civil commotion, riots, strikes, lock outs or other industrial dispute. In event of a Force Majeure, the Party affected thereby shall (a) promptly notify the other Party in writing and (b) use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.
12.5Benefit and Assignment. This Agreement and any rights or benefits hereunder shall be fully assignable or transferable by SGI-DNA or its Affiliates.
12.6Integration; Severability. This Agreement is the sole agreement with respect to the subject matter hereof and supersedes all other agreements and understandings between the Parties with respect to same. If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the Parties that the remainder of the Agreement shall not be affected.
* * * * * * * * *

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.
IN WITNESS WHEREOF, the Parties have caused this Supply Agreement to be executed by their duly authorized representatives.

SGI-DNA, Inc.
By:	/s/ Joseph Mahler
COO/CFO
SGI-DNA

Integrated DNA Technologies, Inc.
By:	/s/ Roman Terrill
Roman Terrill
Senior Vice President & General Counsel
Regulatory and US

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.
Exhibit A
Products & Prices
[***]

PRODUCT	MINIMUM ORDER	PRICE	Iowa Only
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]	[***]
[***]	[***]	$[***]	[***]
[***]	[***]	$[***]	[***]
[***]	[***]	$[***]
[***]	[***]	$[***]

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.
FIRST AMENDMENT TO SUPPLY AGREEMENT
This First Amendment (“First Amendment”) entered into as of March 24th 2020 (“First Amendment Effective Date”) is by and between SGI-DNA, Inc., having its principal place of business at 9535 Waples Street, Ste 100, San Diego, CA 92037 (“SGI-DNA”), and Integrated DNA Technologies, Inc., an organization having its principal place of business at 1710 Commercial Park, Coralville, IA 52241 (“IDT”). Each of IDT and SGI-DNA is referred to individually herein as a “Party” and collectively as the “Parties”.
WHEREAS, the Parties have entered into a Supply Agreement (the “Agreement”) effective as of October 26, 2015, and
WHEREAS, the Parties to the Agreement wish to amend it pursuant to Section 12.3 thereof,
NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the parties agree as follows:
1.The address for SGI-DNA in the first paragraph of the agreement is deleted and replaced with the following; 9535 Waples Street, Ste 100, San Diego, CA 92037.
2.The language found in the “Agreement” is deleted and replaced with the following: 3.2 Invoicing and Payment. IDT will invoice SGI-DNA (i) with respect to purchases of Product, for the amount (based on the Price specified in Section 3.1) for each order of Products on the date of delivery of that order to the common carrier. Invoiced amounts not subject to a bona fide dispute shall be due and payable by SGI-DNA forty-five (45) days after SGI-DNA’s receipt of a valid invoice.
3.The chart displayed in Exhibit A of the Agreement is deleted and replaced with the following;
In the event that the below Table I’s minimum orders $[***] are not met within [***] of the effective date of this agreement, the pricing will revert back to Table II below:

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.
Table I

Product	Minimum Order	Price Per Base	Iowa Only
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]	[***]
[***]	[***]	$[***]	[***]
[***]	[***]	$[***]
[***]	[***]	$[***]	[***]
[***]	[***]	$[***]
TABLE II

Product	Minimum Order	Price Per Base	Iowa Only
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]	[***]
[***]	[***]	$[***]	[***]
[***]	[***]	$[***]
[***]	[***]	$[***]	[***]
[***]	[***]	$[***]
3.Except as expressly stated above, the remainder of the Agreement shall remain unamended and in full force and effect, in accordance with its terms.
IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date written above.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

SGI-DNA, Inc.		Integrated DNA Technologies, Inc.

Signature:	/s/ Thomas Braden	Signature:	/s/ Bobbi Jenks
Name:	Thomas Braden	Name:	Bobbi Jenks
Title:	V.P. Global Operations	Title:	Senior Corporate Counsel
Date:	March 26, 2020	Date:	March 26, 2020